UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 24, 2014

Dominion Resources, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	001-08489	54-1229715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 24, 2014, Dominion Resources, Inc. (the Company) entered into an underwriting agreement (the Underwriting Agreement) with Barclays Capital Inc., Morgan Stanley & Co LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as Representatives of the underwriters named in the Underwriting Agreement for the sale of $685 million aggregate principal amount of the Company’s 2014 Series A Enhanced Junior Subordinated Notes due 2054. The 2014 Series A Enhanced Junior Subordinated Notes due 2054 are Junior Subordinated Notes that were registered by the Company pursuant to a registration statement on Form S-3 under Rule 415 under the Securities Act of 1933, as amended, which registration statement became effective on January 27, 2012 (File No. 333-79213). A copy of the Underwriting Agreement, including exhibits thereto, is filed as Exhibit 1.1 to this Form 8-K.

The Seventh Supplemental Indenture to the Company’s June 1, 2006 Junior Subordinated Indenture II, as supplemented and amended by the Third Supplemental and Amending Indenture, dated as of June 1, 2009, pursuant to which the 2014 Series A Enhanced Junior Subordinated Notes due 2054 will be issued, is filed as Exhibit 4.3 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibits

1.1	Underwriting Agreement, dated September 24, 2014, among the Company and Barclays Capital Inc., Morgan Stanley & Co. LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as Representatives for the Underwriters named in the Underwriting Agreement relating to the 2014 Enhanced Series A Junior Subordinated Notes due 2054.*

4.1	Junior Subordinated Indenture II, dated June 1, 2006, between Dominion Resources, Inc. and The Bank of New York Mellon (successor to JPMorgan Chase Bank, N.A.), as Trustee (incorporated by reference to Exhibit 4.1 to Dominion Resources, Inc.’s Form 10-Q for the quarter ended June 30, 2006 filed August 3, 2006, File No. 1-8489).

4.2	Form of Third Supplemental and Amending Indenture to the Junior Subordinated Indenture II, dated June 1, 2009, among Dominion Resources, Inc., The Bank of New York Mellon (successor to JPMorgan Chase Bank, N.A.), as Original Trustee, and Deutsche Bank Trust Company Americas, as Series Trustee, incorporated by reference to Exhibit 4.2 to Dominion Resources, Inc.’s Form 8-K filed June 15, 2009, File No. 1-8489).

4.3	Seventh Supplemental Indenture, dated September 1, 2014, between the Company and Deutsche Bank Trust Company Americas, as Series Trustee, with respect to the 2014 Series A Enhanced Junior Subordinated Notes due 2054.*

5.1	Opinion of McGuireWoods LLP with respect to the 2014 Series A Enhanced Junior Subordinated Notes due 2054.*

8.1	Tax Opinion of McGuireWoods LLP with respect to the 2014 Series A Enhanced Junior Subordinated Notes due 2054.*

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION RESOURCES, INC. Registrant

/s/ G. Scott Hetzer
Name:	G. Scott Hetzer
Title:	Senior Vice President and Treasurer

Date: October 3, 2014